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IMPORTANT NEWS ABOUT WILSHIRE VARIABLE INSURANCE TRUST

September 28, 2006

Dear Shareholder:

Wilshire Variable Insurance Trust (the “Trust”) has appointed New York Life Investment Management LLC and Pzena Investment Management, LLC as new subadvisers to the Equity Fund effective August 14, 2006, in place of Mellon Equity Associates, LLP and Wellington Management Company, LLP. On August 14, 2006, the core growth team of AllianceBernstein, L.P. (“AllianceBernstein”) began managing AllianceBernstein’s portion of the Equity Fund in place of the value team.

The Trust has also appointed BNY Asset Management and Copper Rock Capital Partners, LLC as new subadvisers to the Small Cap Growth Fund effective June 28, 2006, in place of BlackRock Financial Management, Inc. and Mazama Capital Management, Inc.

Wilshire Variable Insurance Trust has also appointed PanAgora Asset Management, Inc. as a new sub-adviser to the International Equity Fund, effective June 29, 2006, in place of New Star Institutional Managers Limited. On June 30, 2006, the core equity team of The Boston Company Asset Management, LLC’s (“Boston Company”) began managing Boston Company’s portion of the International Equity Fund in place of the international value team.

Wilshire Associates Incorporated, the Trust’s investment adviser, continues to oversee the subadvisers.

The next few pages of this package feature more information about the new subadvisers, including their investment processes and styles. Please take a few moments to read them and call us at 1-888-200-6796 if you have any questions.

On behalf of the Board of Trustees, I thank you for your continued investment in Wilshire Variable Insurance Trust.

Sincerely,

Lawrence E. Davanzo President

WILSHIRE VARIABLE INSURANCE TRUST

INFORMATION STATEMENT

TO SHAREHOLDERS OF THE

EQUITY FUND

SMALL CAP GROWTH FUND

INTERNATIONAL EQUITY FUND

This document is an Information Statement and is being furnished to shareholders of the Equity Fund, Small Cap Growth Fund and the International Equity Fund (each a “Fund” and collectively the “Funds”), each a series of Wilshire Variable Insurance Trust (the “Trust”), in lieu of a proxy statement pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission (the “SEC”). Wilshire Associates Incorporated (“Wilshire”) serves as the investment adviser for the Trust. The exemptive order permits Wilshire and the Board of Trustees of the Trust (the “Board”) to employ additional subadvisers, terminate subadvisers, and modify subadvisory agreements without prior approval of the Trust’s shareholders.

Under the SEC order, if Wilshire and the Board retain a new subadviser or materially change an existing subadvisory agreement between Wilshire and a subadviser, Wilshire is required to provide an Information Statement to contract owners of the affected portfolios of the Trust explaining any changes and disclosing the aggregate fees paid to the subadvisers as a result of those changes. The Board reviews the subadvisory agreements annually. A form of subadvisory agreement is attached to this Information Statement as Exhibit A.

This Information Statement is being mailed on or about September 28, 2006 to the shareholders of the Funds of record as of September 15, 2006 (the “Record Date”). The Funds will bear the expenses incurred in connection with preparing this Information Statement. As of the Record Date, 20,853,373.146 shares of the Equity Fund were issued and outstanding, 3,906,096.739 shares of the Small Cap Growth Fund were issued and outstanding and 3,134,886.122 shares of the International Equity Fund were issued and outstanding. Information on shareholders who owned beneficially 5% or more of the shares of each Fund as of the Record Date is set forth in Appendix B. To the knowledge of the Trust, the executive officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of the Funds and of the Trust as of the Record Date.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED

NOT TO SEND US A PROXY.

Appointment of New Subadvisers to the Equity Fund

On February 24, 2006, the Board appointed New York Life Investment Management LLC (“NYLIM”) and Pzena Investment Management, LLC (“Pzena”) as new subadvisers to the Equity Fund, effective August 14, 2006. NYLIM and Pzena replaced Mellon Equity Associates, LLP and Wellington Management Company, LLP, previous subadvisers to the Equity Fund. The Board also approved changing the portfolio management team at AllianceBernstein from the value team to the core growth team with a resulting change of fees. Wilshire continues to oversee all of the subadvisers to all of the series of the Trust.

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of NYLIM, Pzena or AllianceBernstein (the “Subadvisers”). In addition, since January 1, 2005, the beginning of the Trust’s most recently completed fiscal year, no Trustee of the Trust has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which NYLIM, Pzena or AllianceBernstein, or any of their parents or subsidiaries or any subsidiaries of a parent of any such entities was or is to be a party.

At its February 24, 2006 meeting, in connection with its review of Wilshire’s proposed subadvisory agreements with NYLIM, Pzena and AllianceBerstein (the “Agreements”), the Board evaluated information provided by Wilshire and NYLIM, Pzena and AllianceBernstein in accordance with Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”).

The information in this summary outlines the Board’s considerations associated with its approval of each of the Agreements. In connection with its deliberations, the Board considered such information and factors as it believed to be relevant. As described below, the Board considered the nature, extent and quality of the services to be performed by the Subadvisers under the Agreements; comparative fees as provided by the Subadvisers; the anticipated profits to be realized by the Subadvisers; the extent to which the Subadviser would realize economies of scale as a Fund grows; and whether any fall-out benefits will be realized by the Subadvisers. In considering these matters, the Board was advised with respect to relevant legal standards by independent counsel. In addition, the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act (the “Independent Trustees”) met with counsel in private sessions at which no representatives of the Subadvisers were present.

As required by the 1940 Act, each approval was confirmed by the unanimous separate vote of the Independent Trustees. In deciding to approve the Agreements, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

The Board, including all the Independent Trustees, considered the Agreements pursuant to a process that concluded at the Board’s February 24, 2006 meeting, following an extensive process. The Trustees received information from each Subadviser describing: (i) the nature, extent and quality of services to be provided; (ii) where applicable, the investment performance of the Subadviser for a product similar to the Equity Fund; (iii) the financial condition of the

Subadviser; (iv) the extent to which economies of scale would be realized as the Fund grows; (v) whether fee levels reflect any possible economies of scale for the benefit of Equity Fund shareholders; (vi) where applicable, comparisons of services rendered and amounts paid to other registered investment companies and any comparable advisory clients; and (vii) benefits to be realized by the Subadviser from its relationship with the Equity Fund. The Independent Trustees also received a memorandum from counsel describing their duties in connection with contract approvals, and they were assisted in their review by independent legal counsel. The Trustees also received information from Wilshire regarding the projected investment returns of the Subadvisers.

Prior to consideration by the Board on February 24, 2006, the Contract Review Committee met on February 23 and 24, 2006, to discuss the information provided. Following its evaluation of all materials provided, the Contract Review Committee concluded that it was in the best interests of the Equity Fund to approve the Agreements and recommended to the Board that each Agreement be approved. At its meeting on February 24, 2006, the Board considered the recommendation of the Contract Review Committee along with the other factors that the Board deemed relevant. The Board also considered reports from the Investment Committee (which is comprised solely of Independent Trustees) which, on February 23, 2006, reviewed data on the nature, extent and quality of services to be provided by the Subadvisers.

As to each Agreement, the Board considered the nature, extent and quality of services to be provided under each Agreement. The Board considered the reputation, qualifications and background of the Subadvisers, investment approach of the Subadvisers and the experience and skills of investment personnel responsible for the day-to-day management of the Equity Fund. The Board also considered each Subadviser’s compliance program. In addition, the Board considered Wilshire’s recommendation that each Agreement be approved.

Based upon all relevant factors, the Board concluded that the investment performance of each of NYLIM, Pzena and AllianceBernstein for a product similar to the Equity Fund met or exceeded acceptable levels of investment performance as compared to a relevant market benchmark and, therefore, a satisfactory level of services was anticipated.

The Board also considered the proposed subadvisory fees to be paid by Wilshire to each Subadviser. Where applicable, the Board evaluated the competitiveness of the subadvisory fees based upon data supplied by each Subadviser about the fees charged to other clients. The Board also considered that the subadvisory fee rates were negotiated at arm’s length between Wilshire and each Subadviser and that Wilshire will compensate each Subadviser from its own advisory fees. The Board noted the favorable treatment to be afforded the Equity Fund in applying the breakpoints in Pzena’s fee schedule.

Based upon all of the above, the Board determined that the proposed subadvisory fees of each of NYLIM, Pzena and AllianceBernstein were reasonable.

The Board noted that Wilshire will compensate each Subadviser from its own advisory fees and that the fees were negotiated at arm’s length between Wilshire and each Subadviser. In addition, the Board noted that the revenues to the Subadvisers will be limited due to the size of the Equity Fund. Based upon this information, profitability to each of NYLIM, Pzena and AllianceBernstein was not unreasonable.

The Board considered whether there will be economies of scale with respect to the subadvisory services provided to the Equity Fund and whether the subadvisory fees reflect such economies of scale through breakpoints in fees. The Board also considered whether the estimated effective subadvisory fee rate for each Subadviser under the Agreement is reasonable in relation to the asset size of the Equity Fund. The Board concluded that the fee schedule for each of NYLIM, Pzena and AllianceBernstein reflects an appropriate recognition of any economies of scale.

The Board also considered the character and amount of other incidental benefits to be received by each Subadviser. The Board considered each Subadviser’s soft dollar practices and, for AllianceBernstein, use of affiliated brokerage. The Board concluded that, taking into account the benefits arising from these practices, the fees to be charged under the Agreement were reasonable.

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each Agreement are fair and reasonable and that each Agreement is in the best interests of each Fund.

NYLIM

NYLIM, located at 51 Madison Avenue, New York, NY 10010 had approximately $220 billion in assets under management as of June 30, 2006. Day to day management of NYLIM’s portion of the Equity Fund is the responsibility of portfolio managers Harvey Fram, Migene Kim and Mona Patni.

Harvey Fram, CFA, Managing Director of NYLIM, is responsible for the management of quantitative equity portfolios. Prior to joining NYLIM in 2000, Mr. Fram was a portfolio manager and research strategist at Monitor Capital Advisors LLC (a former subsidiary of NYLIM). Prior to joining Monitor Capital Advisors LLC, he was a quantitative equity research analyst at ITG, a leading technology based equity brokerage firm. Prior to that, he was a portfolio manager for international equity derivatives at the Palladin Group, a hedge fund. Mr. Fram has an MBA from the Wharton School at the University of Pennsylvania.

Migene Kim is Portfolio Manager for the core equity team of NYLIM. Prior to joining NYLIM, she spent seven years as a quantitative research analyst at INVESCO’s Structured Products Group. She started her career as an analyst at the Market Risk Management Group of Chase Manhattan Bank in 1993. Ms. Kim earned her MBA in Financial Engineering from the MIT Sloan School of Management and is a summa cum laude graduate in Mathematics from the University of Pennsylvania where she was elected to Phi Beta Kappa. She is also a CFA charterholder.

Mona Patni is a Portfolio Manager for the core equity team of NYLIM. Prior to joining NYLIM, she was a principal consultant in the Financial Services division at PricewaterhouseCoopers, LLP. Ms. Patni earned her MBA from NYU Stern School of Business and her undergraduate degree in Computer Science Engineering from the University of Bombay.

NYLIM seeks to identify companies that are considered to have a high probability of outperforming the Standard & Poor’s 500 Index. The underlying process for selecting securities is based on a quantitative process that ranks stocks based on such fundamental factors as valuation and earnings, as well as on technical behavioral factors. These stocks are ranked on a monthly basis utilizing this multi-factor model. On occasion, trading strategies that seek to realize returns over shorter periods may be employed. The core strategy utilized by the portfolio manager includes both growth and value styles. A bottom-up approach, which assesses the individual strengths of stocks, is used to enhance returns. The portfolio is constructed with an optimizer seeking to maximize return given a targeted tracking error and specific constraints.

Upon completion of the analysis and review, the portfolio manager enters trades in the portfolio management system, creating an electronic trading blotter. The blotter is immediately available, electronically, to the trader who is then responsible for placing the orders with various brokers. The objective is to create a portfolio of securities with the most attractive return forecasts while minimizing risk relative to the benchmark.

NYLIM typically engages in price-sensitive strategic trading, taking care to build or liquidate positions based on the specific trading characteristics of each security. The portfolio management team works closely with trading to monitor the status of outstanding trades.

Pzena

Pzena is located at 120 West 45th Street, New York, New York 10036 and had $21.2 billion in assets under management as of June 30, 2006.

Richard S. Pzena, John P. Goetz, and Antonio DeSpirito are responsible for the day-to-day management of the Equity Fund. Richard S. Pzena, Managing Principal, Chief Executive Officer, Co-Chief Investment Officer and Founder of Pzena has been with Pzena since 1995. John P. Goetz, Managing Principal and Co-Chief Investment Officer, has been with Pzena since 1996. Antonio DeSpirito, III, Principal and Portfolio Manager, has been with Pzena since 1996.

Pzena manages its allocated portion of the Equity Fund’s portfolio using a classic value investment philosophy. Pzena defines value stocks as those stocks whose prices are low relative to their longer-term normal earnings power. Pzena’s securities selection process involves an initial ranking of the 500 largest U.S. listed companies, from the least expensive to the most expensive, based upon a ratio of each company’s price-to-normalized earnings. Research priority is given to the least expensive stocks, those exhibiting a group or sector theme, and those offering portfolio diversification benefits. Companies undergo rigorous qualitative research by Pzena’s analysts to determine whether the causes of the under-valuation are likely to be temporary or permanent. Third party analysis and data sources are used for about 10% to 20% of this research. Onsite due diligence is also an important step in Pzena’s securities selection determination. This step occurs at the end of the research process, which enables Pzena to engage in a dialogue with company management from the perspective of well-informed critical thinkers. As a result of Pzena’s security selection process, the portion of the Equity Fund’s portfolio allocated to Pzena will typically be highly concentrated with a strong value emphasis.

AllianceBernstein

AllianceBernstein, 1345 Avenue of the Americas, New York, NY 10105 is a leading global investment management firm supervising client accounts with assets as of March 31, 2006, totaling approximately $617 billion. AllianceBernstein, an investment adviser registered under the Investment Advisers Act of 1940, as amended, provides investment management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios.

Five managers are primarily responsible for overseeing AllianceBernstein’s portion of the Equity Fund.

James G. Reilly, Executive Vice President and US Large Cap Growth Team Leader, joined the firm in 1985 as a Vice President and a quantitative and fundamental research analyst covering airlines and railroads. He has been an Executive Vice President since 1999 and a portfolio manager with the Large Cap Growth team since 1988. Mr. Reilly was a Senior Vice President of AllianceBernstein from 1993 to 1999. Mr. Reilly received his BS in engineering from Northwestern University, where he was an Evans Scholar, and his MBA from the University of Chicago.

David P. Handke, Jr., Senior Vice President and US Large Cap Growth Portfolio Manager, joined AllianceBernstein as a US Large Cap Growth portfolio manager in 1984 after serving four years as vice president and portfolio manager of Republic Steel Corporation’s investment subsidiary, Western Reserve Capital Management, Inc. His previous experience included three years as a portfolio manager with AmeriTrust and four years as a security analyst with Detroit Bank and Trust. He has served for several years on the Board of Trustees of the AM McGregor Home. Mr. Handke received his BE from Vanderbilt University and his MBA from Ohio State University.

Syed J. Hasnain, Senior Vice President and US Large Cap Growth Portfolio Manager, joined AllianceBernstein in 1994 after working as a strategist with Merrill Lynch Capital Markets two years. Previously he was an international economist with Citicorp for a year and spent two years as a financial analyst at Goldman Sachs & Co. He holds an ScB from Brown University, an M Phil from Cambridge University, and studied towards a doctorate at Stanford Business School.

Michael J. Reilly, Senior Vice President and US Large Cap Growth Portfolio Manager, joined AllianceBernstein in 1992 as a member of the US Large Cap Growth team in Minneapolis. Prior to joining the firm, Mr. Reilly was a research analyst for Piper Jaffray & Hopwood Incorporated for two years where he worked first as a generalist and then specialized in the retail sector. Mr. Reilly has a BA from the University of Illinois at Urbana, where he was an Evans Scholar, and a MBA from Northwestern University.

Scott Wallace, Senior Vice President and US Large Cap Growth Portfolio Manager, joined AllianceBernstein as a US Large Cap Growth portfolio manager in 2001. Prior to joining the firm, he was with JP Morgan for 15 years, where he was a managing director and held a variety of roles in the US and abroad, most recently as head of equities in Japan. Mr. Wallace has a BA from Princeton University.

AllianceBernstein seeks to generate a premium through research-driven stock selection. The investment team primarily uses analysts’ research and ratings to buy 45 to 60 companies likely to outpace consensus earnings growth, usually due to excellent management and a long-term competitive advantage, at attractive valuations. AllianceBernstein’s US Large Cap Growth strategy is managed by a team of portfolio managers. The team is comprised of 12 portfolio managers, and is supported by 24 research analysts and 10 traders. The team of portfolio managers makes investment strategy, portfolio construction, security selection, and risk management decisions. The industry and sector-oriented company analysts produce original research and rate each of the companies in their primary research universe. The research staff and portfolio management teams interact daily and meet formally on a weekly basis to articulate a consensus view on stock valuation and selection.

Appointment of New Subadvisers to the Small Cap Growth and International Equity Funds

On May 2, 2006, the Board appointed BNY Asset Management (“BNY”) and Copper Rock Capital Partners, LLC (“Copper Rock”) as new subadvisers to the Small Cap Growth Fund, effective June 28, 2006. On May 2, 2006, the Board also appointed PanAgora Asset Management, Inc. (“PanAgora”) as a new subadviser to the International Equity Fund, effective June 29, 2006. BNY and Copper Rock replaced BlackRock Financial Management, Inc. and Mazama Capital Management, Inc., the previous subadvisers to the Small Cap Growth Fund. PanAgora replaced New Star Institutional Managers Limited, one of the previous subadvisers to the International Equity Fund. On June 30, 2006, the core equity team of The Boston Company Asset Management, LLC (“Boston Company”) began managing Boston Company’s portion of the International Equity Fund in place of the international value team.

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of BNY, Copper Rock, PanAgora or Boston Company (the “Subadvisers”). In addition, since January 1, 2005, the beginning of the Trust’s most recently completed fiscal year, no Trustee of the Trust has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which BNY, Copper Rock, PanAgora or Boston Company or any of their parents or subsidiaries or any subsidiaries of a parent of any such entities was or is to be a party.

At its May 2, 2006 meeting, in connection with its review of Wilshire’s proposed subadvisory agreements with BNY, Copper Rock and PanAgora and, at its August 15, 2006 meeting, in connection with the review of Wilshire’s proposed amended subadvisory agreement with Boston Company (collectively, the “Agreements”), the Board evaluated information provided by Wilshire and BNY, Copper Rock, PanAgora and Boston Company in accordance with Section 15(c) of the 1940 Act.

The information in this summary outlines the Board’s considerations associated with its approval of each of the Agreements. In connection with its deliberations, the Board considered such information and factors as it believed to be relevant. As described below, the Board considered the nature, extent and quality of the services to be performed by the Subadvisers under the Agreements; comparative fees as provided by the Subadvisers; the anticipated profits to be realized by the Subadvisers; the extent to which the Subadviser would realize economies of scale as a Fund grows; and whether any fall-out benefits will be realized by the Subadvisers. In considering these matters, the Board was advised with respect to relevant legal standards by independent counsel. In addition, the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act (the “Independent Trustees”) met with counsel in private sessions at which no representatives of the Subadvisers were present.

As required by the 1940 Act, each approval was confirmed by the unanimous separate vote of the Independent Trustees. In deciding to approve the Agreements, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

The Board, including all the Independent Trustees, considered the Agreements with BNY, Copper Rock and PanAgora pursuant to a process that concluded at the Board’s May 2, 2006 meeting and the Agreement with Boston Company pursuant to a process that concluded at the Board’s August 15, 2006 meeting, in each case following an extensive process. The Trustees received information from the Subadviser as to the Fund it manages or would manage describing (i) the nature, extent and quality of services to be provided; (ii) where applicable, the investment performance of the Subadviser for a product similar to the Fund; (iii) the financial condition of the Subadviser; (iv) the extent to which economies of scale would be realized as a Fund grows; (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders; (vi) where applicable, comparisons of services rendered and amounts paid to other registered investment companies and any comparable advisory clients; and (vii) benefits to be realized by the Subadviser from relationships with the Fund. The Independent Trustees also received a memorandum from counsel describing their duties in connection with contract approvals, and they were assisted in their review by independent legal counsel.

Prior to consideration by the Board on May 2, 2006 and August 15, 2006, as applicable, the Contract Review Committee met on May 1, 2006 and August 14, 2006, respectively, to discuss the information provided. Following its evaluation of all materials provided, the Contract Review Committee concluded that it was in the best interests of each Fund to approve the Agreements and recommended to the Board that each Agreement be approved. At its meeting on May 2, 2006 and August 15, 2006, as applicable, the Board considered the recommendation of the Contract Review Committee along with the other factors that the Board deemed relevant. The Board also received reports from the Investment Committee (which is comprised solely of Independent Trustees) which, on May 2, 2006, reviewed data on the nature, extent and quality of services to be provided by the Subadvisers.

As to each Agreement, the Board considered the nature, extent and quality of services to be provided under each Agreement. The Board considered the reputation, qualifications and background of the Subadviser, investment approach of the Subadviser, and the experience and skills of investment personnel responsible for the day-to-day management of each Fund. The Board also considered each Subadviser’s compliance program. In addition, the Board considered Wilshire’s recommendation that each Agreement be approved.

Based upon all relevant factors, the Board concluded that Copper Rock and Boston Company’s investment performance for a product similar to the Small Cap Growth Fund and the International Equity Fund, respectively, met or exceeded acceptable levels of investment performance as compared to a relevant market benchmark and, therefore, a satisfactory level of services was anticipated. The Board noted PanAgora’s representation that it does not currently manage a product using the same investment strategy as will be employed for the International Equity Fund but concluded that based upon PanAgora’s investment performance for other international equity products, a satisfactory level of services was anticipated. The Board noted that BNY’s investment performance for a product similar to the Small Cap Growth Fund was too new to judge, but based upon review of the organization and personnel, concluded that a satisfactory level of services was anticipated.

The Board considered the proposed subadvisory fees of each Subadviser. Where applicable, the Board evaluated the competitiveness of the subadvisory fees based upon data supplied by each Subadviser about the fees charged to other clients. The Board also considered that the subadvisory fee rates were negotiated at arm’s length between Wilshire and each Subadviser and that Wilshire will compensate each Subadviser from its fees.

For the Small Cap Growth Fund, where the Subadvisers had other clients that were being managed using the same investment style, the Board noted that although BNY and Copper Rock may charge higher fees to Wilshire than are charged to their other clients, the Board concluded that the fees charged to Wilshire were generally competitive.

Based upon all of the above, the Board determined that the proposed subadvisory fees of each of BNY, Copper Rock, PanAgora and Boston Company were reasonable.

The Board noted that Wilshire will compensate each Subadviser from its own advisory fees and that the fees were negotiated at arm’s length between Wilshire and each Subadviser. In addition, the Board noted that the revenues to the various Subadvisers will be limited due to the size of the Funds. Based upon this information, profitability to each of BNY, Copper Rock, PanAgora and Boston Company was determined to be not unreasonable.

The Board considered whether there will be economies of scale with respect to the subadvisory services to be provided to each Fund and whether the subadvisory fees reflect such economies of scale through breakpoints in fees. The Board also considered whether the estimated effective subadvisory fee rate for each Subadviser under each Agreement is reasonable in relation to the asset size of the Fund. The Board concluded that the fee schedule for each of BNY, Copper Rock, PanAgora and Boston Company reflects an appropriate recognition of any economies of scale.

The Board also considered the character and amount of other incidental benefits received by each Subadviser. The Board considered each Subadviser’s soft dollar practices, where applicable. The Board concluded that, taking into account the benefits arising from these practices, the fees to be charged under each Agreement were reasonable.

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each Agreement are fair and reasonable and that the approval of each Agreement is in the best interests of each Fund.

BNY

BNY, a New York corporation, is located at 1633 Broadway, 13th Floor, New York, NY 10019. BNY had approximately $113 million in assets under management as of March 31, 2006.

Kurt Zyla, CIO, Division Head of the Index Fund Management Division of BNY is responsible for day-to-day management of the Small Cap Growth Fund. Prior to managing the Index Fund Management Division in 1998, Mr. Zyla was an index portfolio manager and worked in the special investment products area, focusing on portfolio transitions / liquidations and equity derivative product strategies. Mr. Zyla has a BS in Chemical Engineering from New Jersey Institute of Technology and an MBA from New York University’s Stern School of Business.

BNY invests in common stocks, warrants or rights that are chosen by giving primary consideration to creating and maintaining a portfolio which the investment performance is intended to replicate as closely as may be practicable to the performance of the Russell 2000 Growth Stock Index.

Copper Rock

Copper Rock, located at 200 Clarendon Street, Boston, MA 02116 is a registered investment advisory firm specializing in the management of small cap growth portfolios for pension and profit-sharing plans, institutional investors, investment limited partnerships and mutual funds. Copper Rock had $451 million in assets under management as of March 31, 2006.

The investment team is comprised of two members, Tucker M. Walsh and Michael Malouf, CFA. Each are responsible for investment strategy, original research, and portfolio construction.

Mr. Walsh is a founding partner, Chief Executive Officer and Head of Portfolio Management at Copper Rock. Prior to Copper Rock, Mr. Walsh was a Managing Director and Head of the Small Cap Growth team at State Street Research. He managed a $2 billion portfolio for State Street Research’s institutional separate accounts and registered mutual funds. Previously, he was an Equity Analyst at Chilton Investment Company, Equity Analyst at SG Cowen Asset Management, and Equity Analyst at Merrill Lynch. Mr. Walsh earned a BA in Economics from Washington and Lee University. He has over 15 years of investment industry experience.

Mr. Malouf is a founding partner and Portfolio Manager at Copper Rock Capital Partners. His responsibilities include portfolio management and research. He previously held the position of Managing Director and Head of Small Cap Growth Investing at Neuberger Berman. He provided the leadership necessary to start a Small Cap Growth Product raising over $800 million in just over four years. Prior to Neuberger Berman, he held the position of Small Cap Portfolio Manager at RCM Capital Management. He managed 15 institutional accounts encompassing over $1 billion in total assets. Mr. Malouf is Chairman of the Affordable Housing Committee for the town of Concord, MA. He holds a BS in Finance from Arizona State University and a CFA designation. He has over 16 years of investment industry experience.

Copper Rock believes that a fundamental growth approach with a strong sell discipline provides the best opportunity to outperform in all market conditions. Copper Rock’s investment team seeks to identify emerging leaders across industries, investing in potential future market leaders at an early point in their growth cycle and before widespread investor interest drives valuations upward. The Copper Rock investment approach utilizes bottom-up fundamental research to identify fundamentally sound companies with strong management, superior earnings growth prospects and attractive relative valuations.

PanAgora

PanAgora, a Delaware corporation, is an investment advisor registered under the Investment Advisers Act of 1940 and both a commodity trading advisor and commodity pool operator, under the rules of the Commodity Futures Trading Commission, with the National Futures Association. Headquartered at 260 Franklin St., 22nd Floor, Boston, MA 02110, PanAgora is a provider of actively managed and enhanced investment strategies designed to dynamically adapt to the market environment. PanAgora had approximately $18.7 billion in assets under management as of March 31, 2006.

William Zink, Tyhesha Harrington, Melanie Batstone and Randall Yarlas are the portfolio managers that are responsible for the day-to-day management of PanAgora’s portion of the International Equity Fund.

Mr. Zink is responsible for the development and management of custom index products, including tax-aware and socially responsible strategies. Prior to joining PanAgora, Mr. Zink was Vice President in charge of portfolio management and mutual fund pricing businesses at Interactive Data Corporation. He has been with PanAgora for 18 years and has 28 years of experience. Mr. Zink has a B.S. and an M.S. from Massachusetts Institute of Technology.

Ms. Harrington is responsible for the daily management of PanAgora’s structured investment portfolios, including socially screened and tax aware strategies. Her daily responsibilities include portfolio construction, trading, and ongoing investment monitoring for domestic and international portfolios. Prior to joining the structured investments team, she managed PanAgora’s U.S. Tactical Asset Allocation Portfolios. She has been with PanAgora for 6 years and has 11 years of experience. Ms. Harrington has a B.A. and an M.B.A from Boston University.

Ms. Batstone is responsible for the daily management of PanAgora’s structured investment strategies. Her responsibilities include portfolio construction, securities trading, and ongoing investment monitoring. She moved into her current role from PanAgora’s Investment Operations area where as manager, she focused on performance attribution and reporting. Prior to joining PanAgora, Ms. Batstone was a Senior Performance Measurement Analyst at Russell/Mellon Analytical Services. She has been with PanAgora for 6 years and has 12 years of experience.

Mr. Yarlas is responsible for the daily management of PanAgora’s Macro-Strategies portfolios. Prior to assuming this role he managed PanAgora’s Investment Operations. His responsibilities included the oversight of all aspects of investment operations for PanAgora’s global equity accounts, including trade processing, custody and accounting, corporate action processing, and portfolio valuation and reconciliation. Before joining PanAgora, Mr. Yarlas worked at Brown Brothers Harriman & Co. He has been with PanAgora for 7 years and has 13 years of experience.

PanAgora’s Passive International Equity strategy seeks to reproduce the total return of the MSCI EAFE Index. PanAgora uses a global risk model and optimization software for the management of passive MSCI EAFE portfolios. This risk model seeks to explain the correlation of security returns based upon factors which impact most securities. The risk model includes factors such as sector exposure, currency exposure, dividend yield, capitalization (size), sensitivity to interest rate changes, the impact of oil price changes and more. The optimization process seeks to match the sensitivity of our portfolio to these factors to the sensitivity of the benchmark (MSCI EAFE) to these factors. The optimization process also allows us to manage the portfolio’s expected tracking error while taking into consideration the size of the portfolio, expected cash flows, trading costs, and custody charges. The portfolio managers monitor optimized portfolios daily and rebalance them as often as necessary to ensure the desired level of tracking error.

Boston Company

The Boston Company, One Boston Place, Boston, Massachusetts 02108, is a registered investment adviser founded in 1970. The Boston Company is an indirect, wholly-owned subsidiary of Mellon Financial Corporation and is an affiliate of Mellon Equity. The Boston Company provides investment management services to tax-exempt institutional plan sponsors, endowment trusts and mutual funds. The Boston Company had approximately $64.2 billion in assets under management as of March 31, 2006.

Two portfolio managers are responsible for the day-to-day management of the Boston Company’s portion of the International Equity Fund.

Remi J. Browne, CFA is the lead portfolio manager for the Boston Company’s Global Equity and International Core disciplines. He is also a member of the portfolio management team for the Boston Company’s International Small Cap Equity strategy. In addition, Mr. Browne is responsible for conducting research covering the financial sector. Prior to joining the Boston Company, Mr. Browne served as Director of International Equities with Ark Asset Management where his duties included creating and managing all international equity strategies. He also served on their Board of Directors. Previous to that role, Mr. Browne was the head of Global Active Equities at SSGA where he was responsible for all active equity strategies, including domestic, international and global equities, as well as tactical asset allocation and currency management. Mr. Browne received his MSM from M.I.T.’s Sloan School of Management and his BA from Colby College. Mr. Browne is a Chartered Financial Analyst charter holder.

Peter S. Carpenter, CFA serves as assistant portfolio manager for the Boston Company’s Global Equity and International Core Equity strategies. He is also responsible for conducting research covering the industrial and consumer discretionary sectors in the International Core, Growth and Small Cap strategies. Mr. Carpenter earned his MBA from Boston University and his BA from Middlebury College. Peter is a Chartered Financial Analyst charter holder.

In selecting stocks, Boston Company attempts to capture the delay between a company’s improving business momentum and market recognition. Identifying earnings acceleration is an important part of Boston Company’s buy discipline. To achieve this, Boston Company’s proprietary model focuses on earnings growth and in particular the trend in current earnings and changes in expectations. Valuation is also reviewed across several dimensions (including price to earnings, price to cash flow, and price to book value). The universe constituents are then ranked within region, country, and economic sector. From this quantitative modeling process Boston Company’s analysts then review those securities where Boston Company believes the potential for superior return exists at an acceptable risk level. Analysts confirm these positive characteristics and make the decision to add the security to the portfolio.

Aggregate Fees

Effective August 7, 2006, Wilshire’s annual advisory fee for the Equity Fund is 0.70% of the Equity Fund’s average daily net assets. For the fiscal year ended December 31, 2005, the Trust paid Wilshire $2,372,358 in advisory fees for the Equity Fund before waivers, which was based on the Fund’s prior advisory fee schedule of 0.55% of average daily net assets. Wilshire’s annual advisory fee for the Small Cap Growth Fund is 1.15% of the Small Cap Growth Fund’s average daily net assets. For the fiscal year ended December 31, 2005, the Trust paid Wilshire $599,041 in advisory fees for the Small Cap Growth Fund before waivers. Wilshire’s annual advisory fee for the International Equity Fund is 1.00% of the International Equity Fund’s average daily net assets. For the fiscal year ended December 31, 2005, the Trust paid Wilshire $363,013 in advisory fees for the International Equity Fund before waivers.

For the fiscal year ended December 31, 2005, the aggregate subadvisory fees paid by Wilshire to all subadvisers with respect to the Equity Fund, Small Cap Growth Fund and International Equity Fund were $1,100,125, $429,889 and $258,247, respectively. These aggregate fees represent 0.21%, 0.83% and 0.65%, respectively, of the average net assets of the Equity Fund, Small Cap Growth Fund and International Equity Fund for the fiscal year ended December 31, 2005.

For the fiscal year ended December 31, 2005, the aggregate subadvisory fees that would have been paid by Wilshire if the new Agreements were in effect with respect to the Equity Fund, Small Cap Growth Fund and International Equity Fund were $1,597,122, $300,566 and $109,275, respectively. The percentage difference between the amounts actually paid by Wilshire and the amounts that would have been paid by Wilshire under the new Agreements is 45%, -58% and -30% for the Equity Fund, Small Cap Growth Fund and International Equity Fund, respectively.

All subadvisory fees are paid by Wilshire and not the Funds. The fees paid by Wilshire to each subadviser depend on the fee rates negotiated by Wilshire and on the percentage of each Fund’s assets allocated to the subadviser by Wilshire. Because Wilshire pays each subadviser’s fees out of its own fees received from the Funds, there is no “duplication” of advisory fees paid.

Terms of Subadvisory Agreements

The Agreements with NYLIM, Pzena, AllianceBernstein, BNY, Copper Rock, PanAgora and Boston Company continue in force until August 30, 2007, unless sooner terminated as provided in certain provisions contained in the Agreement. The Agreements will continue in force from year to year thereafter with respect to each Fund so long as it is specifically approved for each of the Funds at least annually in the manner required by the 1940 Act.

The Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) and may be terminated at any time without payment of any penalty by Wilshire or the Subadviser on sixty days’ prior written notice to the other party. The Agreements may also be terminated by a Fund by action of the Board or by a vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act) on sixty days’ written notice to the Subadviser by the Fund.

In addition, the Agreements may be terminated with respect to a Fund at any time without payment of any penalty by Wilshire, the Board, or a vote of a majority of the outstanding voting securities of the Fund in the event that a Subadviser or any officers or directors of the Subadviser has taken any action which results in a material breach of the covenants of the Subadviser under the Agreement. The Agreement will automatically terminate with respect to a Fund if the Investment Advisory Agreement between Wilshire and the Fund is terminated, assigned or not renewed.

Additional Disclosure Regarding the Subadvisers

NYLIM. The names and principal occupations of the principal executive officers and each director of New York Life Investment Management LLC, all located at 1180 Avenue of the Americas, New York, NY 10017, are listed below:

Name and Position	Principal Occupation/Title

Tony Elavia, Ph.D. Senior Managing Director	Mr. Elavia is the Chief Investment Officer of NYLIM Equity Investors Group (EIG), a division of New York Life Investment Management LLC. In this role, Mr. Elavia is responsible for setting the investment strategy and building or acquiring new investment management expertise.

Jefferson Boyce, Senior Managing Director	Mr. Boyce is the Senior Managing Director, Business Management for Equity Investors Group. In this role, Mr. Boyce is responsible for all administrative functions relating to operations, finance, facilities, and the administrative aspects of trading and compliance. In addition, Mr. Boyce serves as the NYLIM liaison to New York Life on all pension and EPSI related matters.

Harvey Fram, CFA Managing Director	Mr. Fram is a Managing Director at Equity Investors Group. Mr. Fram developed the strategy for the NYLIM Equity Investors large-cap enhanced, mid-, and small-cap core offerings, and he is managing those products as well.

Harish Kumar, CFA Managing Director	Mr. Kumar is a Managing Director at Equity Investors Group. Mr. Kumar is managing growth portfolios at NYLIM.

Ludger Hentschel, Ph.D. Director	Mr. Hentschel is Director of Equity Research for NYLIM Equity Investors. He is responsible for developing and implementing new quantitative models as well as for coordinating quantitative research.

Elias Belessakos, Ph.D. Director	Mr. Belessakos is a Director at NYLIM Equity Investors. Mr. Belessakos manages an equity portfolio at EIG.

Francis Ok Director	Mr. Ok is a Portfolio Manager & Head Trader at NYLIM Equity Investors. He manages all of the index equity portfolios and is primarily responsible for developing trading strategies for all of the equity products.

Joan M. Sabella, CFP, CRPC Director	Ms. Sabella is a Director at Equity Investors Group and a manager of the MainStay Balanced Fund (formerly known as Eclipse Balanced Fund). She also manages the Balanced and Fixed Income separate account strategies and coordinates fixed income research and trading.

The following information was provided by NYLIM regarding the Mainstay Common Stock Fund, Mainstay VP Common Stock Fund, McMorgan Equity Investment Fund, and the McMorgan Balanced Fund (Equity Portion), for which NYLIM acts as investment adviser or subadviser and which have investment objectives similar to that of the Equity Fund:

FUND	FEE RATE	NET ASSETS AS OF 6/30/06
Mainstay Common Stock Fund	.60% up to $500 million, .55% in excess of $500 million[1]	$218,164,604.60
Mainstay VP Common Stock Fund	.25%	$928,681,434.33
McMorgan Equity Investment Fund	.50%[2]	$172,740,270.61
McMorgan Balanced Fund (Equity Portion)	.45%[2]	$37,704,424.00

[1]	NYLIM has contractually agreed to waive a portion of its management fee so that the management fee is 0.60% up to $500 million and 0.55% in excess of $500 million. Without this contractual waiver, the actual management fee would be 0.70% up to $500 million and 0.65% in excess of $500 million. NYLIM has entered into a written expense limitation agreement under which, it agreed to waive a portion of the Fund’s management fee or reimburse the Fund so that the Fund’s total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed 1.30% of average daily net assets for its Class A shares. NYLIM will apply an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund.
[2]	NYLIM has voluntarily agreed to waive fees or reimburse expenses so that the total operating expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed the following annual rates of average daily net assets: Balanced Fund 0.60%; and Equity Investment Fund 0.75%. This voluntary action by the adviser may be discontinued at any time.

Pzena. The names and principal occupations of the principal executive officers and each director of Pzena, all located at located at 120 West 45th Street, New York, New York 10036, are listed below:

Name	Principal Occupation/Title
Richard S. Pzena	Managing Principal, CEO, Co-Chief Investment Officer
John P. Goetz	Managing Principal, Co-Chief Investment Officer
A. Rama Krishna, CFA	Managing Principal, Portfolio Manager
William L. Lipsey	Managing Principal, Marketing & Client Services
Amelia Jones	Managing Principal, Operations & Administration

The following information was provided by Pzena regarding the John Hancock Classic Value Fund and the John Hancock Classic Value Fund II, for which Pzena acts as investment adviser or sub-adviser and which have investment objectives similar to that of the Equity Fund:

FUND	FEE RATE	NET ASSETS AS OF 6/30/06
John Hancock Classic Value Fund (f/k/a Pzena Value Focused Fund	40.000% per quarter of the actual investment management fee received by the Adviser	$6,825,289,819

John Hancock Classic Value Fund II	0.31% of the first $5,000,000,000 of the average daily net asset value of the Fund 0.30% of the average daily net asset value of the Fund in excess of $5,000,000,000	Opened July 1, 2006. No published net assets to date.

AllianceBernstein. The names and principal occupations of the principal executive officers and each director of AllianceBernstein L.P. all located at 1345 Avenue of Americas, New York, NY 10105 are listed below:

Name	Principal Occupation/Title
Lewis A. Sanders	Chief Executive Officer and Chairman of the Board of Directors
Gerald M. Lieberman	Chief Operating Officer and President
Larry Cohen	Executive Vice President and Chief Technology Officer
Laurence E. Cranch	Executive Vice President and General Counsel
Sharon Fay	Executive Vice President and Chief Investment Officer – Global Value Equities
Marilyn G. Fedak	Executive Vice President, Head – Global Value Equities Business and Co-Chief Investment Officer – US Large Cap Value
Mark R. Gordon	Executive Vice President, Director of Global Quantitative Research
Roger Hertog	Vice Chairman – Institutional and Private Asset Management Sales & Marketing
Thomas S. Hexner	Executive Vice President and President – Bernstein Global Wealth Management
Mark R. Manley	Senior Vice President, Deputy General Counsel and Chief Compliance Officer
Seth Masters	Executive Vice President, Chief Investment Officer—Blend Strategies
Marc O. Mayer	Executive Vice President and Executive Managing Director of AllianceBernstein Investments, Inc.

Douglas J. Peebles	Executive Vice President, Chief Investment Officer and Co-Head—Fixed Income
Jeffrey S. Phlegar	Executive Vice President, Chief Investment Officer and Co-Head—Fixed Income
James G. Reilly	Executive Vice President and US Large Cap Growth Team Leader
Paul C. Rissman	Executive Vice President, Director of Global Growth Research
Lisa A. Shalett	Executive Vice President, Chief Executive Officer – Sanford C. Bernstein & Co., LLC
David Steyn	Executive Vice President, Head of AllianceBernstein Institutional Investments
Christopher M. Toub	Chief Executive Officer of AllianceBernstein Limited and Head of Global/International Growth Equities

The following information was provided by AllianceBernstein regarding the below funds for which AllianceBernstein acts as investment adviser or sub-adviser and which have investment objectives similar to that of the Equity Fund:

FUND	FEE RATE	NET ASSETS AS OF 6/30/06
Fund M (A subadvised third party client 1940 Act Mutual Fund)	40 bps on the 1st $300,000,000	$76,672,061
	37 bps on the next $300,000,000
	35 bps on the next $300,000,000
	32 bps on the next $600,000,000
	25 bps on the balance.
AB Premier Growth Institutional Fund (Proprietary Mutual Fund)	75 bps flat	$78,573,868

BNY. The names and principal occupations of the principal executive officers and each director of BNY all located at 1633 Broadway, New York, NY, are listed below:

Name and Position	Principal Occupation/Title
Steven Pisarkiewicz	Head of BNY Asset Management, Executive Vice President
Margo Cook	Head of BNY Asset Management- Institutional, Executive Vice President

BNY regarding does not act as investment adviser or subadviser for a fund with objectives similar to that of the Small Cap Growth Fund.

Copper Rock. The names and principal occupations of the principal executive officers and each director of Copper Rock, all located at 200 Clarendon Street, 52nd floor, Boston MA 02116, are listed below:

Name	Principal Occupation/Title
Tucker Walsh	CEO & Portfolio Manager
Michael Malouf	President & Portfolio Manager
Gregory Poulos	Senior Security Analyst
David Cavanaugh	Senior Security Analyst
Michael Callahan	Head Trader
Peter Hadelman	Head Of Relationship Management
Michael Sakala	CFO & CCO

The following information was provided by Copper Rock regarding the Old Mutual Advisor Funds, for which Copper Rock acts as investment adviser or sub-adviser and which have investment objectives similar to that of the Small Cap Growth Fund:

FUND	FEE RATE	NET ASSETS AS OF 6/30/06
Copper Rock Emerging Growth	0.6%	$76,218,226
Old Mutual Emerging Growth	0.6%	$162,866,938
Small Cap Growth Fund	0.6%	$3,137,743
Strategic Small Company Fund	0.6%	$22,106,748

PanAgora. The names and principal occupations of the principal executive officers and each director of PanAgora, all located at 260 Franklin St., 22nd Floor, Boston, MA 02110, are listed below:

Name	Principal Occupation/Title
Ed Haldeman	Chairman, Chief Executive Officer, Putnam Investments
Eric Sorensen	Chief Executive Officer, PanAgora Asset Management, Inc.
Kevin Cronin	Head of Investments, Putnam Investments
Sandi Whiston	Head of Institutional Management, Putnam Investments
Jeff Peters	Head of Alliance Business, Putnam Investments
Woody Bradford	Head of Corporate Development, Putnam Investments
Amrit Kanwal	Chief Financial Officer, Putnam Investments
Frank McNamara	General Counsel, Putnam Investments
Yoshikazu Takeda	Director, General Manager for the Americas and Europe NLI International Inc.
Kiyoshi Ujihara	Director, Nippon Life Insurance Company
Mike Turpin	Chief Operating Officer, PanAgora Asset Management, Inc.

The following information was provided by PanAgora regarding the passive international equity funds for which PanAgora acts as investment adviser or sub-adviser and which have investment objectives similar to that of the International Equity Fund:

FUND	FEE RATE	NET ASSETS AS OF 6/30/06
Corporate Separate Account	15 bps first $50 million, 10 bps next $50 million and 5 bps thereafter	$833,337,871
Corporate Separate Account	15 bps first $50 million, 10 bps next $50 million and 5 bps thereafter	$285,898,361
International Commingled Fund	15 bps first $50 million, 10 bps next $50 million and 5 bps thereafter	$250,545,324
Corporate Separate Account	15 bps first $50 million, 10 bps next $50 million and 5 bps thereafter	$210,474,766
Corporate Separate Account	15 bps first $50 million, 10 bps next $50 million and 5 bps thereafter	$195,981,569

Boston Company. The names and principal occupations of the principal executive officers and each director of Boston Company, all located at One Boston Place, Boston, MA 02108-4402, are listed below:

Name	Principal Occupation/Title
Corey Griffin	Chairman and CEO
Patrick Sheppard	President
Stephen Canter	Director
John Nagorniak	Director
Ronald O’Hanley	Chairman of the Board
Edward Ladd	Manager
Scott E. Wennerholm	Director

The following information was provided by Boston Company regarding the Mellon International Core Fund, for which Boston Company acts as investment adviser or sub-adviser and which has investment objectives similar to that of the International Equity Fund:

FUND	FEE RATE	NET ASSETS AS OF 6/30/06
Mellon International Core Fund	45bps $20M, 35bps $20M, 30bps $20M, 25bps thereafter	449,831,813.50

General Information

The principal executive offices of the Trust and Wilshire are located at 1299 Ocean Avenue, Suite 700, Santa Monica, CA 90401. The Trust’s administrator and transfer and dividend disbursing agent is PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406. The Trust’s distributor is PFPC Distributors, Inc., located at the same address. The Trust’s custodian is PFPC Trust Company, located at 8800 Tinicum Boulevard, 3rd Floor, Philadelphia, PA 19153. Counsel to the Trust and the Independent Trustees is Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601.

The Trust will furnish, without charge, a copy of the most recent Annual Report and Semi-Annual Report to Shareholders of the Trust upon request. Requests for such reports should be directed to Wilshire Mutual Funds, Inc., c/o PFPC Inc., P.O. Box 9807, Providence, Rhode Island 02940, or by calling 1-888-200-6796.

Appendix A

FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT

This Investment Sub-Advisory Agreement (“Agreement”) is made as of the                      day of                     , 2006 by and between Wilshire Associates Incorporated, a California corporation (“Adviser”), and                     , a registered investment adviser (“Sub-Adviser”).

Whereas Adviser is the investment adviser of the Wilshire Variable Insurance Trust Funds (the “Fund”), an open-end diversified, management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), currently consisting of seven separate series or portfolios (collectively, the “Fund Portfolios”) including the Wilshire Variable Insurance Trust Growth Fund, the Wilshire Variable Insurance Trust Income Fund, the Wilshire Variable Insurance Trust Balanced Fund, the Wilshire Variable Insurance Trust Short-Term Investment Fund, the Wilshire Variable Insurance Trust Socially Responsible Fund, the Wilshire Variable Insurance Trust International Equity Fund, and the Wilshire Variable Insurance Trust Small-Cap Growth Fund;

Whereas Adviser desires to retain Sub-Adviser to furnish investment advisory services for the Fund Portfolio(s) as described in Exhibit 1 – Fund Portfolio Listing, as may be amended from time to time, and Sub-Adviser wishes to provide such services, upon the terms and conditions set forth herein;

Now Therefore, in consideration of the mutual covenants herein contained, the parties agree as follows:

1. Appointment Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to each Fund Portfolio for the period and on the terms set forth in this Agreement. Sub-Adviser hereby accepts such appointment and agrees to furnish the services set forth for the compensation herein provided.

2. Sub-Adviser Services Subject always to the supervision of the Fund’s Board of Trustees and Adviser, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, such portion of the assets of each Fund Portfolio as Adviser shall from time to time designate (each a “Portfolio Segment”) and place all orders for the purchase and sale of securities on behalf of each Portfolio Segment. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund and each Fund Portfolio and will monitor a Portfolio Segment’s investments, and will comply with the provisions of the Fund’s Declaration of Trust and By-laws, as amended from time to time, and the stated investment objectives, policies and restrictions of each Fund Portfolio as set forth in the prospectus and Statement of Additional Information for each Fund Portfolio, as amended from time to time, as well as any other objectives, policies or limitations as may be provided by Adviser to Sub-Adviser in writing from time to time.

Sub-Adviser will provide reports at least quarterly to the Board of Trustees and to Adviser. Sub-Adviser will make its officers and employees available to Adviser and the Board of Trustees from time to time at reasonable times to review investment policies of each Fund Portfolio with respect to each Portfolio Segment and to consult with Adviser regarding the investment affairs of each Portfolio Segment.

Sub-Adviser agrees that it:

(a) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(b) will conform with all applicable provisions of the 1940 Act and rules and regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable laws and regulations of any governmental authority pertaining to its investment advisory activities, including all portfolio diversification requirements necessary for each Portfolio Segment to comply with subchapter M and Section 817(h) of the Internal Revenue Code as if each were a regulated investment company thereunder;

(c) to the extent authorized by Adviser in writing, and to the extent permitted by law, will execute purchases and sales of portfolio securities and other investments for each Portfolio Segment through brokers or dealers designated by management of the Fund to Adviser for the purpose of providing direct benefits to the Fund, provided that Sub-Adviser determines that such brokers or dealers will provide best execution in view of all appropriate factors, and is hereby authorized as the agent of the Fund to give instructions to the Fund’s custodian as to deliveries of securities or other investments and payments of cash of each Portfolio Segment to such brokers or dealers for the account of the relevant Fund Portfolio. Adviser and the Fund understand that the brokerage commissions or transaction costs in such transactions may be higher than those which the Sub-Adviser could obtain from another broker or dealer, in order to obtain such benefits for the Fund.

(d) is authorized to and will select all other brokers or dealers that will execute the purchases and sales of portfolio securities for each Portfolio Segment and is hereby authorized as the agent of the Fund to give instructions to the Fund’s custodian as to deliveries of securities or other investments and payments of cash of each Portfolio Segment for the account of each Fund Portfolio. In making such selection, Sub-Adviser is directed to use its best efforts to obtain best execution, which includes most favorable net results and execution of a Portfolio Segment’s orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. With respect to transactions under sub-paragraph (c) or this sub-paragraph (d), it is understood that Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or in respect of any Fund Portfolio, or be in breach of any obligation owing to the Fund or in respect of any Fund Portfolio under this Agreement, or otherwise, solely by reason of its having caused a Fund Portfolio to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction of a Fund Portfolio in excess of the amount of commission another member of an exchange, broker or dealer would have charged if Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage and research services provided by such member, broker, or dealer, viewed in terms of that particular transaction or Sub-Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion;

(e) is authorized to consider for investment by each Portfolio Segment securities that may also be appropriate for other funds and/or clients served by Sub-Adviser. To assure fair treatment of each Portfolio Segment and all other clients of Sub-Adviser in situations in which two or more clients’ accounts participate simultaneously in a buy or sell program involving the same security, such transactions will be allocated among each Portfolio Segment and other clients in a manner deemed equitable by Sub-Adviser. Sub-Adviser is authorized to aggregate purchase and sale orders for securities held (or to be held) in each Portfolio Segment with similar orders being made on the same day for other client accounts or portfolios managed by Sub-Adviser. When an order is so aggregated, the actual prices applicable to the aggregated transaction will be averaged and each Portfolio Segment and each other account or portfolio participating in the aggregated transaction will be treated as having purchased or sold its portion of the securities at such average price, and all transaction costs incurred in effecting the aggregated transaction will be shared on a pro-rata basis among the accounts or portfolios (including each Portfolio Segment) participating in the transaction. Adviser and the Fund understand that Sub-Adviser may not be able to aggregate transactions through brokers or dealers designated by Adviser with transactions through brokers or dealers selected by Sub-Adviser, in which event the prices paid or received by each Portfolio Segment will not be so averaged and may be higher or lower than those paid or received by other accounts or portfolios of Sub-Adviser.;

(f) will report regularly to Adviser and to the Board of Trustees and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Trustees on a regular basis at reasonable times the management of each Portfolio Segment, including without limitation, review of the general investment strategies of each Portfolio Segment, the performance of each Portfolio Segment in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace, and will provide various other reports from time to time as reasonably requested by Adviser;

(g) will prepare such books and records with respect to each Portfolio Segment’s securities transactions as requested by Adviser and will furnish Adviser and the Fund’s Board of Trustees such periodic and special reports as the Board or Adviser may reasonably request;

(h) will vote all proxies with respect to securities in each Portfolio Segment; and

(i) will act upon reasonable instructions from Adviser which, in the reasonable determination of Sub-Adviser, are not inconsistent with Sub-Adviser’s fiduciary duties under this Agreement.

3. Expenses During the term of this Agreement, Sub-Adviser will provide the office space, furnishings, equipment and personnel required to perform its activities under this Agreement, and will pay all customary management expenses incurred by it in connection with its activities under this Agreement, which shall not include the cost of securities (including brokerage commissions, if any) purchased for each Portfolio Segment.

4. Compensation For the services provided and the expenses assumed under this Agreement, Adviser will pay Sub-Adviser, and Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee computed and paid as set forth in Exhibit 2—Fee Schedule.

5. Other Services Sub-Adviser will for all purposes herein be deemed to be an independent contractor and will, unless otherwise expressly provided or authorized, have no authority to act for or represent Adviser, the Fund or a Fund Portfolio or otherwise be deemed an agent of Adviser, the Fund or a Fund Portfolio. Adviser understands and has advised the Fund’s Board of Trustees that Sub-Adviser acts as an investment adviser or sub-investment adviser to other investment companies and other advisory clients. Sub-Adviser understands that during the term of this Agreement Adviser may retain one or more other sub-advisers with respect to any portion of the assets of a Fund Portfolio other than each Portfolio Segment.

6. Affiliated Broker Sub-Adviser or an affiliated person of Sub-Adviser may act as broker for each Fund Portfolio in connection with the purchase or sale of securities or other investments for each Portfolio Segment, subject to: (a) the requirement that Sub-Adviser seek to obtain best execution as set forth above; (b) the provisions of the Investment Advisers Act of 1940, as amended (the “Advisers Act”); (c) the provisions of the Securities Exchange Act of 1934, as amended; and (d) other applicable provisions of law. Subject to the requirements of applicable law and any procedures adopted by the Fund’s Board of Trustees, Sub-Adviser or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Fund Portfolio or the Fund for such services in addition to Sub-Adviser’s fees for services under this Agreement.

7. Representations of Sub-Adviser Sub-Adviser is registered with the Securities and Exchange Commission under the Advisers Act. Sub-Adviser shall remain so registered throughout the term of this Agreement and shall notify Adviser immediately if Sub-Adviser ceases to be so registered as an investment adviser. Sub-Adviser: (a) is duly organized and validly existing under the laws of the state of its organization with the power to own and possess its assets and carry on its business as it is now being conducted, (b) has the authority to enter into and perform the services contemplated by this Agreement, (c) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, (d) has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, and the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform its services under this Agreement, and (e) will promptly notify Adviser of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act.

8. Books and Records Sub-Adviser will maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to each Portfolio Segment’s investments that are required to be maintained by the Fund pursuant to the requirements of paragraphs (b)(5),

(b)(6), (b)(7), (b)(9), (b)(10) and (f) of Rule 31a-1 under the 1940 Act. Sub-Adviser agrees that all books and records which it maintains for each Fund Portfolio or the Fund are the property of the Fund and further agrees to surrender promptly to the Adviser or the Fund any such books, records or information upon the Adviser’s or the Fund’s request (provided, however, that Sub-Adviser may retain copies of such records). All such books and records shall be made available, within five business days of a written request, to the Fund’s accountants or auditors during regular business hours at Sub-Adviser’s offices. Adviser and the Fund or either of their authorized representative shall have the right to copy any records in the possession of Sub-Adviser which pertain to each Fund Portfolio or the Fund. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, all such books, records or other information shall be returned to Adviser or the Fund (provided, however, that Sub-Adviser may retain copies of such records as required by law).

Sub-Adviser agrees that it will not disclose or use any records or confidential information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement or in writing by Adviser or the Fund, or if such disclosure is required by federal or state regulatory authorities. Sub-Adviser may disclose the investment performance of each Portfolio Segment, provided that such disclosure does not reveal the identity of Adviser, each Fund Portfolio or the Fund or the composition of each Portfolio Segment. Sub-Adviser may, however, disclose that Adviser, the Fund and each Fund Portfolio are its clients. Notwithstanding the foregoing, Sub-Adviser may disclose (i) the investment performance of each Portfolio Segment to Fund officers and trustees and other service providers of the Fund, and (ii) any investment performance that is public information to any person.

9. Code of Ethics Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1(b) and (c) under the 1940 Act and will provide Adviser and the Fund with a copy of such code. Within 35 days of the end of each calendar quarter during which this Agreement remains in effect, a partner or a vice president of Sub-Adviser shall certify to Adviser or the Fund that Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous quarter and that there have been no violations of Sub-Adviser’s code of ethics or, if any violation has occurred that is material to the Fund, the nature of such violation and of the action taken in response to such violation.

10. Limitation of Liability Neither Sub-Adviser nor any of its partners, officers, stockholders, agents or employees shall have any liability to Adviser, the Fund or any shareholder of the Fund for any error of judgment, mistake of law, or loss arising out of any investment, or for any other act or omission in the performance by Sub-Adviser of its duties hereunder, except for liability resulting from willful misfeasance, bad faith, or negligence on Sub-Adviser’s part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement, except to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

Sub-Adviser agrees to indemnify and defend Adviser, its officers, directors, employees and any person who controls Adviser for any loss or expense (including reasonable attorneys’ fees) arising out of or in connection with any claim, demand, action, suit or proceeding relating to any actual or alleged material misstatement or omission in the Fund’s registration statement, any proxy statement, or any communication to current or prospective investors in each Fund Portfolio, made by Sub-Adviser and provided to Adviser or the Fund by Sub-Adviser.

11. Term and Termination This Agreement shall become effective with respect to each Portfolio Segment on                     , 2006, and shall remain in full force until                     , 2007, unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter with respect to each Fund Portfolio, but only as long as such continuance is specifically approved for each Fund Portfolio at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for a Fund Portfolio, Sub-Adviser may continue to serve in such capacity for such Fund Portfolio in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall terminate as follows:

(a) This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act) and may be terminated at any time without the payment of any penalty by Adviser or by Sub-Adviser on sixty days written notice to the other party. This Agreement may also be terminated by the Fund with respect to any Fund Portfolio by action of the Board of Trustees or by a vote of a majority of the outstanding voting securities of such Fund Portfolio (as defined in the 1940 Act) on sixty days written notice to Sub-Adviser by the Fund.

(b) This Agreement may be terminated with respect to any Fund Portfolios at any time without payment of any penalty by Adviser, the Board of Trustees or a vote of majority of the outstanding voting securities of such Fund Portfolio in the event that Sub-Adviser or any officer or director of Sub-Adviser has taken any action which results in a material breach of the covenants of Sub-Adviser under this Agreement.

(c) This Agreement shall automatically terminate with respect to a Fund Portfolio in the event the Investment Management Agreement between Adviser and the Fund with respect to that Fund Portfolio is terminated, assigned or not renewed.

Termination of this Agreement shall not affect the right of Sub-Adviser to receive payments of any unpaid balance of the compensation described in Section 4 earned prior to such termination.

12. Notice Any notice under this Agreement by a party shall be in writing, addressed and delivered, mailed postage prepaid, or sent by facsimile transmission with confirmation of receipt, to the other party at such address as such other party may designate for the receipt of such notice.

13. Limitations on Liability All parties are expressly put on notice of the Fund’s Agreement and Declaration of Trust and all amendments thereto, and the limitation of shareholder and trustee liability contained therein. The obligations of the Fund entered into in the name or on behalf thereof by any of its Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, officers, or shareholders of the Fund individually but are binding upon only the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund and those assets belonging to each Fund Portfolio for the enforcement of any claims.

14. Adviser Responsibility Adviser will provide Sub-Adviser with copies of the Fund’s Declaration of Trust, By-laws, prospectus, and Statement of Additional Information and any amendment thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to Sub-Adviser’s performance under this Agreement; provided, however, that no changes or modifications to the foregoing shall be binding on Sub-Adviser until it is notified thereof.

15. Arbitration of Disputes Any claim or controversy arising out of or relating to this Agreement which is not settled by agreement of the parties shall be settled by arbitration in Santa Monica, California before a panel of three arbitrators in accordance with the commercial arbitration rules of the American Arbitration Association then in effect. The parties agree that such arbitration shall be the exclusive remedy hereunder, and each party expressly waives any right it may have to seek redress in any other forum. Any arbitrator acting hereunder shall be empowered to assess no remedy other than payment of fees and out-of-pocket damages. Each party shall bear its own expenses of arbitration, and the expenses of the arbitrators and of a transcript of any arbitration proceeding shall be divided equally between the parties. Any decision and award of the arbitrators shall be binding upon the parties, and judgment thereon may be entered in the Superior Court of the State of California or any other court having jurisdiction. If litigation is commenced to enforce any such award, the prevailing party will be entitled to recover reasonable attorneys’ fees and costs.

16. Miscellaneous This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and may be amended only by written consent of both parties. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties and their respective successors.

17. Applicable Law This Agreement shall be construed in accordance with applicable federal law and (except as to Section 13 above which will be construed in accordance with Delaware law) the laws of the state of California.

Adviser and Sub-Adviser have caused this Agreement to be executed as of the date and year first above written.

WILSHIRE ASSOCIATES INCORPORATED                     (SUB ADVISOR)

By	By

Title	Title

EXHIBIT 1

FUND PORTFOLIO LISTING

Wilshire Variable Insurance Trust                      Fund

EXHIBIT 2

FEE SCHEDULE

Adviser shall pay Sub-Adviser, promptly after receipt by Adviser of its advisory fee from the Fund with respect to each Fund Portfolio each calendar month during the term of this Agreement, a fee based on the average daily net assets of each Portfolio Segment, at the following annual rates:

Fund:                     %

Sub-Adviser’s fee shall be accrued daily at 1/365th of the annual rates set forth above. For the purpose of accruing compensation, the net assets of each Portfolio Segment will be determined in the manner and on the dates set forth in the current prospectus of the Fund with respect to each Fund Portfolio and, on days on which the net assets are not so determined, the net asset value computation to be used will be as determined on the immediately preceding day on which the net assets were determined. Upon the termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rata basis through the date of termination and paid within thirty business days of the date of termination.

APPENDIX B

The following table sets forth, as of September 15, 2006, the holdings of the capital stock of each of the Funds known by the respective Fund to own, control or hold with power to vote 5% or more of its outstanding securities. Since the listed insurance company registered separate accounts’ voting rights are passed through to contract owners, the insurance companies themselves do not exercise voting control over the shares held in those accounts.

	Type of Ownership	% of Shares
EQUITY FUND: Horace Mann Life Insurance Company One Horace Mann Plaza Springfield, Illinois 62715	Record	61.77%

Wilshire VIT Balanced Fund c/o PFPC 760 Moore Road King of Prussia, PA 19406-1212	Record	30.25%

SMALL CAP GROWTH FUND: Horace Mann Life Insurance Company Separate Account One Horace Mann Plaza Springfield, Illinois 62715	Record	99.73%

INTERNATIONAL EQUITY FUND: Horace Mann Life Insurance Company Separate Account One Horace Mann Plaza Springfield, Illinois 62715	Record	99.59%

B-1